UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 11, 2005

(Date of earliest event reported)

COMPUTER NETWORK TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13994	41-1356476
(State or other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

6000 Nathan Lane North, Plymouth, Minnesota 55442

(Address of principal executive offices, including Zip Code)

Telephone Number (763) 268-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – Other Events

On February 11, 2005, each of McDATA Corporation, a Delaware corporation (“McDATA”), and Computer Network Technology Corporation, a Minnesota corporation (“CNT”), were notified by the Federal Trade Commission that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) had been granted with respect to their previously announced merger transaction.

A copy of the joint press release issued by McDATA and CNT on February 14, 2005 concerning the early termination of the waiting period under the HSR Act is filed herewith as Exhibit 99.1.

ITEM 9.01 – Financial Statements and Exhibits

(c)                                  Exhibits

99.1                                                                           Joint press release dated February 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER NETWORK TECHNOLOGY CORPORATION

	By:	/S/ GREGORY T. BARNUM
Gregory T. Barnum
Chief Financial Officer

Dated: February 14, 2005